EXHIBIT 6.1

                     AGREEMENT BETWEEN KENNETH CABIANCA AND
                  BRAVO RESOURCES LTD. DATED DECEMBER 20, 2002











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                                    AGREEMENT

THIS AGREEMENT dated this 20 day of DEC 2002 is made

BETWEEN:

             KENNETH CABIANCA OF 4519 WOODGREEN DRIVE, WEST VANCOUVER, BC
             V7S 2T8

             (hereinafter referred to as the "Vendor")
                                                        OF THE FIRST PART

AND:

             BRAVO RESOURCES, LTD., a company duly incorporated under the laws of Nevada, USA and having an office at Suite 207 - 1040 Hamilton Street, Vancouver, BC V7B 2R9

             (hereinafter referred to as the "Purchaser")

                                                        OF THE SECOND PART

WHEREAS:

A. The Vendor is the beneficial owner of a 100% right, title and interest in those certain mineral claims located in Otish Mountains, Quebec (the "Claims") and more particularly set out in Schedule "A" hereto;

B. The Vendor has the sole right and authority to sell, transfer and otherwise deal with the Claims;

C. The Vendor wishes to sell and the Purchaser wishes to purchase from the Vendor 100% of the right, title and interest to the Claims, subject to and upon the terms and conditions contained herein;


         NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1. The Vendor hereby sells to the Purchaser a 100% undivided legal and beneficial interest in and to the Claims (the "Interest"), subject only to the retention by the Vendor of the 20% carried interest, in consideration of the following:



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(a)      a cash payment of $2,000 US;

(b)      work commitment to spend $2,550 US in phase one;

(c)      work commitment to spend $9,700 US in phase two;

(d) work commitment to spend $35,500 US in phase three, and $50,000 US in phase four;

(e) maintain property in good standing, by spending a total of $30,000 US and paying a fee of $1,100 US before March 21, 2004.

2. Title to the Interest in the Claims shall be transferred to the Purchaser forthwith upon completion of the payment and to the expenditure of $30,000 US plus the payment of $1,100 US as provided in Section I herein, free and clear of all liens, charges and encumbrances, subject only to the provisions of this Agreement.

3. If the cash payment is not made by the time frames set forth in Section I herein then the Vendor shall give written notice of the breach to the Purchaser and the Purchaser shall have 10 days from the date of the notice to rectify the breach and if during such 10 day period, the Purchaser has failed to remedy the breach then this Agreement shall terminate at the end of such 10 day period and the ownership of the Claims shall be retained by the Vendor and the parties shall have no further obligations to each other whatsoever.

4. The purchase of the Claims is subject to a 20% carried interest retained by the Vendor.

For the purposes of this Agreement, commercial production shall be deemed to have commenced when the concentrator processing ores from the Claims for other than testing purposes.

5.       The Vendor warrants and represents to the Purchaser that:

(a) it is the sole and beneficial owner of a 100% undivided interest in the Claims and has the title, power, authority and right to enter into this Agreement and to dispose of its interest in the Claims;

(b)      the Claims are duly registered in the name of Kenneth Cabianca;

(c) the Claims and interests that comprise the Claims have been properly staked and recorded in compliance with the applicable laws and regulations of Quebec and there are no disputes threatened or now existing as to the title or the staking or the recording of the Claims except that the parties acknowledge that there may be



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         certain  areas  within  the  map  staked  area which mineral rights are subject to third parties.

(d) the Claims are in good standing in accordance with the applicable laws and regulations of Quebec;

(e) the Vendor has not done anything whereby the Claims may become encumbered;

(f) it is a body corporate which is duly incorporated, validly existing and in good standing under the applicable laws of its jurisdiction of incorporation;

(g) it has full right, title, power and authority to enter into this Agreement and to carry out the transaction contemplated hereunder; and

(h) the execution of this Agreement is in accordance with proper corporate authority.

6.A. The representations and warranties contained in section 6 are provided for the exclusive benefit of the Purchaser and a breach of any one or more thereof may be waived by the Purchaser in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty and the representations and warranties contained in section 6 shall survive the execution of this Agreement.

7.       the Purchaser warrants and represents that:

(a) it is a body corporate which is duly incorporated, validly existing and is in good standing under the applicable laws of its jurisdiction of incorporation;

(b) it has full right, title, power and authority to enter into this Agreement and to carry out the transaction contemplated hereunder; and

(c) the execution of this Agreement is in accordance with proper corporate authority.

8.       The  Purchaser  covenants   and  agrees  that  it  shall  perform   all
exploration work done on the Claims in a prudent, miner-like manner and in compliance with applicable legislation.

9. The Parties agree to execute such further assurances or agreements and do all such other things as may be necessary in order to give full force and effect to this Agreement and to carry out its terms.

10.      Time shall be of the essence of this Agreement.



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11.      Unless otherwise provided herein,  any notice or other communication to a party under this Agreement shall be five in writing and shall be delivered personally or by telecopy, addressed to the parties as follows:

IF TO THE VENDOR:

KENNETH CABIANCA
4519 Woodgreen Drive
West Vancouver, BC
V7S 2T8


IF TO THE PURCHASER:
BRAVO RESOURCES LTD.
Suite 207 - 1040 Hamilton Street
Vancouver, BC
V7B 2R9




Each party may change its address for service at any time by notice in writing to the other.

12. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns. It is expressly understood and agreed that the Purchaser shall have the right to assign all its right, title and interest in and to this Agreement, including all its obligations hereunder, without recourse back to the Purchaser, to any other person or company at the sole discretion of the Purchaser and the Vendor agrees to execute any such consent to assignment or other acknowledgement as may be reasonably requested by the Purchaser.

13. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument.
IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



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SIGNED AND DELIVERED by
KENNETH CABIANCA in the presence of

                         /s/ L. Cabianca

  /S/ SARAH CABIANCA                          /S/ KENNETH CABIANCA
--------------------------------              ----------------------------------
Name                                          Kenneth Cabianca

 /S/ SARAH CABIANCA
--------------------------------
Print Name

  1401 - 699 CARDERO ST
--------------------------------
Address

 VANCOUVER, BC  V6G 3H7
--------------------------------

--------------------------------

SIGNED AND DELIVERED BY
BRAVO RESOURCES LTD


Per:   /S/ DAN SAVINO
     ---------------------------
     Dan Savino
     AUTHORIZED SIGNATORY






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SPARK PROPERTY 32P 16

        o      NEXT EXPIRY   MARCH 21 2004

        o      acquired by map location on the internet

        o      100% owned by Kenneth Cabianca

        o 40 contiguous units or cells, approximately 2 km by 9 km, 2,127.78 Ha. Rectangular shape, The claims are bounded between latitudes 51(degree)56'30'N and 51(degree)51'30"N and 72(degree) 11'W and 72(degree)9'@

        o      Acquisition fees $1,760

        o Work requirements for one additional year: $1,200 per unit for a total $48,000 and an additional $1,800 per unit to keep it valid 3 years thereafter.

        o Fees to renew claims: $44 per unit or $1760 for all 40 (is $88 per unit if renewed less than 60 days before expiry).